UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2023

Goldman Sachs Middle Market Lending Corp. II

(Exact name of registrant as specified in its charter)

Delaware	000-56369	87-3643363
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Street, New York, New York	10282
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 655-4702

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01 – Regulation FD Disclosure.

On March 16, 2023, Goldman Sachs Middle Market Lending Corp. II (the “Company”) disclosed the below information:

Recent Investment Activity

From January 1, 2023 to March 13, 2023, the Company made new investment commitments of $16.0 million in three new portfolio companies. 100% of new investment commitments were comprised of first lien debt.

Set forth below is a brief description of the Company’s investment activity during the period from January 1, 2023 to March 13, 2023.

New Investment Commitments:

CAES Systems Holdings LLC (“CAES”)

CAES is a provider of high-reliability, radiation-hardened products (including processors, cables and position sensors) for space applications. In January 2023, the Company provided a $0.8 million revolver and a $7.8 million first lien term loan to CAES. The foregoing first lien loans bear interest at a rate of SOFR plus 6.75% (subject to a 0.75% SOFR floor) per year and will mature in 2028 and 2030 respectively.

Urology Management Holdings, Inc. (“Solaris”)

Solaris is the largest management service organization catering to urologists in the United States. Solaris employs all non-clinical employees and provides back-office support services, equipment and technology for physicians to provide high quality care. In January 2023, the Company provided a $3.4 million first lien term loan and a $1.7 million delayed draw term loan to Solaris. The foregoing first lien loans bear interest at a rate of SOFR plus 6.25% (subject to a 1.00% SOFR floor) per year and will mature in 2026.

Groundworks, LLC. (“Groundworks”)

Groundworks is the largest provider of residential foundation repair and water management services in the United States. Groundworks consists of 21 local brands, with a footprint of more than 50 offices in 33 states and over 4,200 employees. In March 2023, the Company provided a $0.1 million revolver, a $1.9 million first lien term loan and a $0.3 million delayed draw term loan to Groundworks. The foregoing first lien loans bear interest at a rate of SOFR plus 6.50% (subject to a 1.00% SOFR floor) per year and will mature in 2029 and 2030, respectively.

* * *

The information disclosed under this Item 7.01 is being “furnished” and shall not be deemed “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Goldman Sachs Middle Market Lending Corp. II (Registrant)

Date: March 16, 2023	By:	/s/ Alex Chi
Name: Alex Chi
Title: Co-Chief Executive Officer and Co-President

	By:	/s/ David Miller
Name: David Miller
Title: Co-Chief Executive Officer and Co-President